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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                        --------------------------------

                                    FORM 8-K


                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): March 7, 2006


                              GENESIS ENERGY, L.P.
             (Exact name of registrant as specified in its charter)


        Delaware                       1-12295              76-0513049
(State or other jurisdiction of      (Commission         (I.R.S. Employer
incorporation or organization)       File Number)        Identification No.)


   500 Dallas, Suite 2500, Houston, Texas                      77002
  (Address of principal executive offices)                  (Zip Code)


                          (713) 860-2500 (Registrant's
                     telephone number, including area code)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

___  Written communications pursuant to Rule 425 under the Securities
       Act (17 CFR 230.425)

___  Soliciting material pursuant to Rule 14a-12 under the Exchange
       Act (17 CFR 240-14a-12)

___ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b))

___ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c)




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Item 7.01.  Regulation FD Disclosure.

     In accordance with General Instruction B.2. of Form 8-K, the following information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

     Representatives of Genesis Energy, L.P. (GEL) intend to make a presentation at the Coalition of Publicly Traded Partnerships 2006 MLP Investor Conference in New York City on March 8, 2006. Such presentation will give an overview of GEL, including financial position and strategy. On the morning of March 8, 2006, the prepared presentation materials will be made available for viewing on the Partnership's website at www.genesiscrudeoil.com. GEL does not undertake to update the information as posted on its website; however it may post additional information included in future press releases and Forms 8-K, as well as posting its periodic Exchange Act reports.



                                   SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                      GENESIS ENERGY, L.P.
                                     (A Delaware Limited Partnership)

                                      By: GENESIS ENERGY, INC., as
                                             General Partner


Date:  March 7, 2006                  By:     /s/  ROSS A. BENAVIDES
                                          ----------------------------
                                             Ross A. Benavides
                                             Chief Financial Officer